SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                                     FORM 8-K


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  April 24, 1997


                                 AMF GROUP INC.
                (Exact name of registrant as specified in charter)



                                    Delaware
                           (State or other jurisdiction
                                of incorporation)


                 001-12131                             13-3873272
          (Commission File No.)                       (IRS employer
                                                   identification no.)

         8100 AMF Drive, Mechanicsville, Virginia         23111
         (Address of principal executive offices)      (Zip Code)



                Registrant's telephone number, including area code
                                  (804) 730-4000







         ITEM 5.   OTHER EVENTS

                   On April 24, 1997, AMF Bowling Centers, Inc. ("AMF"), a Virginia corporation and an indirect, wholly-owned subsidiary of AMF Group Inc. (the "Registrant"), a Delaware corporation, completed the acquisition (the "Acquisition") of American Rec-reation Centers, Inc., a publicly held California corporation ("ARC"), pursuant to the merger of Noah Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of AMF ("Noah"), with and into ARC pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 17, 1997, by and among AMF, Noah and ARC. A copy of the Merger Agreement is attached as Exhibit 1 hereto and is incorporated herein by reference, and the description of and all references to the Merger Agreement are qualified in their entirety by ref-erence to such Merger Agreement. ARC is engaged in the opera-tion of bowling centers and related operations and such opera-tions will continue under AMF.

                   The purchase price was approximately $70 million, including the repayment or assumption of certain debt and the purchase of related joint venture interests. The pur-chase price was negotiated between AMF and ARC. The Acquisi-tion was funded from available borrowings under the Registrant's existing acquisition facility established by the Credit Agreement, dated as of May 1, 1996, as amended, by and among the Registrant, the banks, financial institutions and other institutional lenders listed on the signature pages thereof as Initial Issuing Banks, Goldman, Sachs & Co., and Citicorp, N.A., as administrative agent, and Citicorp USA, Inc., as collateral agent.

                   On April 24, 1997, the Registrant issued a press re-lease relating to the consummation of the Acquisition. A copy of the press release is attached as Exhibit 2 hereto and is incorporated herein by reference.
















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         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                   AND EXHIBITS.

                   (c)  Exhibits.

                        1. Agreement and Plan of Merger, dated as of January 17, 1997, by and among AMF Bowling Centers, Inc., Noah Acquisition Corp. and American Recreation Centers, Inc.

                        2.   Press Release, dated April 24, 1997 re-
                             lating to the transaction between AMF Bowl-ing Centers, Inc. and American Recreation Centers, Inc.






































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                   Pursuant to the requirements of the Securities Ex-
         change Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMF GROUP INC.



                                       By: /s/ Stephen E. Hare
                                          Name:  Stephen E. Hare
                                          Title: Chief Financial Officer


         Date:  April 24, 1997




































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                                  EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number


           1.     Agreement and Plan of Merger, dated as of
                  January 17, 1997, by and among AMF
                  Bowling Centers, Inc., Noah Acquisition
                  Corp. and American Recreation Centers,
                  Inc......................................

           2.     Press Release, dated April 24, 1997
                  relating to the transaction between
                  AMF Bowling Centers, Inc. and American
                  Recreation Centers, Inc..................


































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